UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

DEFINITIVE NOTICE AND PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ATC VENTURE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ATC VENTURE GROUP, INC.
5929 Baker Road, Suite 400
Minnetonka, MN 55345

September 5, 2012

Dear Stockholder:

I am pleased to invite you to ATC Venture Group’s annual meeting of stockholders. This year’s meeting will be held on Thursday, September 27, 2012, at the Company’s offices at 5929 Baker Road, Suite 400, Minnetonka, MN 55345, beginning at 8:00 a.m. local time.  Details of the business to be conducted at the annual meeting are given in the attached Notice of the Annual Meeting of Stockholders and Proxy Statement. A copy of our 2011 Annual Report on Form 10-K is also enclosed.

Whether or not you plan to attend the annual meeting, we hope you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy card. If you return your signed proxy but no voting instructions are given, your shares will be voted “For” each director nominee. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy and voting instructions so that your vote will be counted if you later decide not to attend the meeting.

Very truly yours,

/s/ Robert Davis
Robert Davis
Chairman and Chief Executive Officer

ATC VENTURE GROUP, INC.
5929 Baker Road, Suite 400
Minnetonka, MN 55345

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of ATC Venture Group, Inc., a Nevada corporation, will be held on Thursday, September 27, 2012, at 8:00 a.m., local time, at the Company’s offices at 5929 Baker Road, Suite 400, Minnetonka, MN 55345, for the purpose of (1) electing two (2) members of our Board of Directors to serve until the 2015 Annual Meeting of Stockholders or until their successors are elected, and (2) transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 4, 2012 as the record date for the determination of holders of our common stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting shall be open for the examination of any stockholder, for any purpose relevant to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting at our offices at 5929 Baker Road, Suite 400, Minnetonka, MN 55345.

A copy of the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2011 (the “Annual Report”), which accompanies this notice, contains financial and other information about us. See “Annual and Quarterly Reports” below.

By Order of the Board of Directors

/s/ Robert Davis

Chief Executive Officer

Minnetonka, Minnesota
September 5, 2012

Your vote is important. Whether or not you expect to attend the Annual Meeting, please read the attached Proxy Statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from such broker, bank or other nominee a proxy card issued in your name. Contact your broker, bank or other nominee for instructions.

ATC VENTURE GROUP, INC.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2012

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of ATC Venture Group, Inc. (the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the Company’s offices at 5929 Baker Road, Suite 400, Minnetonka, MN 55345, beginning at 8:00 a.m. local time on September 27, 2012, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to stockholders on or about September 5, 2012. Whether or not you expect to attend the Annual Meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes.

Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company’s common stock.

The Company’s offices are located at 5929 Baker Road, Suite 400, Minnetonka, MN 55345.

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying our Chief Executive Officer in writing at the Company’s address listed above at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

RECORD DATE

Only stockholders of record at the close of business on September 4, 2012, will be entitled to vote at the Annual Meeting or any adjournment thereof.

ACTIONS TO BE TAKEN

Unless otherwise directed, the persons named in the enclosed form of proxy will vote your shares:

1.
For the election of the persons named herein as nominees for Class I Directors of the Company, for a term expiring at the 2015 Annual Meeting of Stockholders or until their successors have been duly elected and qualified; and

2.	According to such person’s judgment on the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Should the nominees named herein for election as directors become unavailable for any reason, the persons named in the proxy will vote for the election of such other persons in their stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominees to be unavailable to serve.

VOTING SECURITIES AND VOTING RIGHTS

On September 4, 2012, there were outstanding 7,107,328 shares of Common Stock, each of which is entitled to one vote on all matters submitted, including the election of directors. There are no cumulative voting rights.

One-third of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect the persons nominated for director. Shares present at the meeting but which abstain or are represented by proxies that are marked “WITHHOLD AUTHORITY” with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director assuming a quorum is present.

The vote required for the approval of any other matter properly brought before the meeting will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

While counted for quorum purposes, shares represented by a proxy as to which there is a “broker non-vote” (for example, where a broker does not have discretionary authority to vote the shares) as to one or more matters to be voted on shall not be deemed represented at the meeting as to such matter or matters and, therefore, will have no effect on the election of the director nominees.

Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of the Company’s equity securities entitled to vote on all matters submitted to a vote by holders of Common Stock, beneficially owned as of August 15, 2012, by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of five percent (5%) or more of the Company’s outstanding Common Stock and (c) all officers and directors of the Company as a group. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class
Hummingbird Management, LLC Hummingbird Value Fund LP The Tersier Nanocap Value Fund LP Hummingbird Capital, LLC Paul D. Sonkin. 145 East 57th Street - 8th Floor New York, New York 10022	412,922	(3)	5.9%

Robert Davis Chairman, CEO, COO, CFO, Secretary, Treasurer and Director	1,005,809		14. 2%

Paul DeShaw Director	2,343,260	(4)	33.0%

Lance Morgan Chairman of the Audit Committee, Director	145,528	(5)	2.0%

John P. Bohn Director	50,000		*

All Officers and Directors as a Group (4 persons)	3,544,597		49.9%
__________________________
*  Less than 1%
(1) The address for each stockholder unless otherwise noted is c/o ATC Venture Group, Inc., 5929 Baker Road, Suite 400, Minnetonka, MN  55345.
(2) Pursuant to SEC rules, shares of common stock which an individual or group has a right to acquire within sixty (60) days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3) As reported in the Schedule 13D filed May 11, 2010, this includes 101,000 shares owned by Hummingbird Value Fund, LP and 311,922 shares owned by The Tarsier Nanocap Value Fund, L.P. Hummingbird Management, LLC serves as the investment manager of each of Hummingbird Value Fund, LP and Tarsier Nanocap Value Fund, LP.
(4) Includes 8,700 shares owned by Mr. DeShaw’s spouse.
(5) Includes 95,528 shares owned by Ho-Chunk Inc., an entity in which Mr. Morgan serves as CEO. Mr. Morgan has no economic interest in these shares.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board currently consists of four (4) directors.  Our Bylaws provide that the Board will consist of not less than two nor more than twelve directors.  The Board reserves the right to increase the size of the Board as provided in our Bylaws.  Our Articles of Incorporation and Bylaws divide the Board into three classes.  One class is elected each year to serve a three-year term.  The term of the current Class I Directors expire at the Annual Meeting.

The full Board has nominated Messrs. Davis and Bohn for election as Class I directors for a term expiring at the 2015 annual meeting of stockholders and until their successors have been qualified, or until their earlier death, resignation or removal. Mr. Davis has served on the Board since 2009 and Mr. Bohn has served on the Board since 2011.  The nominees have agreed to serve if elected, and the Board has no reason to believe they will be unable to serve. If either nominee for director is unable to serve, the persons named in the proxy may vote for a substitute nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MESSRS. DAVIS AND BOHN AS DIRECTORS TO HOLD OFFICE UNTIL THE 2015 ANNUAL MEETING OF STOCKHOLDERS.

The following table sets forth for the nominee and each continuing director, such person’s age, principal occupation for at least the last five years, present position with us, the year in which such director was first elected or appointed a director, directorships with other public companies, and the class of such director.

For Election at the Annual Meeting

Class I: Nominees to serve until 2015

Name	Age	Principal Occupation	Director Since

Robert Davis	51	Mr. Davis is our Chief Executive Officer. Prior to this role, he was an engaged by us as a turnaround consultant and acted as the interim Chief Financial Officer. He has been an entrepreneurial CEO for over 20 years, having bought, started, lead, and sold many companies in that period.	2009

John P. Bohn	47
Mr. Bohn is a private investor in Minneapolis, Minnesota.  From 1992 to 2010, Mr. Bohn served in a variety of roles with Cargill, most recently as Managing Director for CarVal Investors, where he was responsible for the firm’s Latin American and special opportunities businesses.  Mr. Bohn was previously Country Manager for Cargill Financial Services Corporation (CFSC) in Russia overseeing CFSC’s investments in corporate bonds, government obligations, equities and trade finance.  Prior to his assignment in Russia, Mr. Bohn developed the Value Investment business in Mexico and the real estate securities and single asset real estate business in the United States.  Mr. Bohn joined Cargill in 1992 as a high-yield trader.  Prior to joining Cargill, Mr. Bohn was a member of the Mergers and Acquisitions department at PaineWebber.  Mr. Bohn received his MBA from the Amos Tuck School and his BA from Dartmouth College.
			2011

Continuing Directors

Class II: To serve until 2013

Name	Age	Principal Occupation	Director Since

Paul DeShaw	69	Mr. DeShaw is a long-standing investor in Cycle Country Accessories Corp. He is also a Director of BDFSC Holdings Corp. and a Vice President of Broker Dealer Financial Services Corp., and has been with that firm since 1995.	2010

Class III: To serve until 2014

Name	Age	Principal Occupation	Director Since

Lance Morgan	43
Mr. Morgan is the founder, president and Chief Executive Officer of Ho-Chunk, Inc., an economic development corporation of the Winnebago Tribe of Nebraska.  He is also a partner of Fredericks Peebles & Morgan LLP, a national law firm specializing in Indian law, economic development and Indian gaming. As founder of Ho-Chunk, he helped lead the company from a start-up in 1995 with no revenues and one employee to what is now a tribal conglomerate with more than $200 million in revenues, 1,100 employees, and operations in diverse industries, including Native American tobacco products, Native-blended gasoline products, hotel development, retail products, government contracting, modular homes and Indianz.Com, the largest Native news and information Web site.  Mr. Morgan is a graduate of the University of Nebraska and Harvard Law School.
			2011

Board and Committee Meetings

The Board conducts its business through meetings and actions by unanimous written consent of the full Board and through its Audit Committee.  During the fiscal year ended September 30, 2011, the Board held four meetings and the Audit Committee held two meetings.  During the fiscal year ended September 30, 2011, each director attended at least 75% of the meetings of the Board and the committee(s), if any, on which he served.

Determination of Director Independence

American Stock Exchange (“Amex”) rules require that no less than 50% of our Board be “independent.”  Under the Amex rules, the Board must make an affirmative determination that a director is independent by determining that the director has no relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has reviewed the independence of its directors under the Amex rules and determined that Messrs. Bohn, DeShaw and Morgan are independent.

Board Leadership Structure and Lead Director

Our Chief Executive Officer, Robert Davis, also serves as our Chairman of the Board. Mr. Davis has served on the Board since 2009 and replaced Jeffrey Tetzlaff, who resigned from the Board effective December 31, 2010.

The Board has determined that having our Chief Executive Officer also serve as Chairman is in the best interest of our stockholders. This structure makes the best use of the Chief Executive Officer’s knowledge of our company and its industry in setting the strategic direction of our company, as well as fostering greater communication between our management and the Board.

 The Board has not appointed a Lead Independent Director as of this date.

Committees of the Board

The Board has a standing Audit Committee and no other standing committees.

Audit Committee

Our Audit Committee currently consists of Messrs. Morgan (chair) and Bohn.  Each of Messrs. Morgan and Bohn is an independent director as defined by Amex rules and is also an audit committee financial expert as defined by SEC rules.

The Audit Committee is responsible for, among other things:

•	directly appointing our independent registered public accountants;

•	discussing with our independent registered public accountants their independence from management;

•	reviewing with our independent registered public accountants the scope and results of their audit;

•	approving all audit services and pre-approving all permissible non-audit services to be performed by the independent registered public accountants;

•	overseeing the financial reporting process and discussing with management and our independent registered public accountants the interim and annual financial statements that we file with the SEC; and

•	reviewing and monitoring our accounting principles, policies and financial and accounting controls.

Compensation Committee

The Board does not currently have a standing Compensation Committee. The Board believes it is appropriate for us not to have such a committee because of its status as a “Smaller Reporting Company” and it has delegated to the independent members of the Board the authority to establish executive officer compensation.

Nominating Committee

The Board does not currently have a standing Nominating Committee or a charter regarding the nominating process. The Board believes that it is appropriate for it not to have such a committee because it has delegated to its independent directors the authority to identify, evaluate and recommend qualified nominees for election or appointment to our Board.

Director Compensation

For fiscal year 2011, our independent directors received 50,000 shares of restricted common stock as compensation for serving on our board of directors. These shares fully vested upon the closing of the Kolpin transaction.   Directors who are employees of our company receive no additional compensation for their service on the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Comp. ($)
John Bohn	—	50,000	—	—	—	—
Paul DeShaw	—	50,000	—	—	—	—
Robert Davis	—	—	—	—	—	—
Lance Morgan	—	50,000	—	—	—	—
(1)

Paul DeShaw was elected to the board at the annual meeting of stockholders in 2010 for a term which will expire at the 2013 annual meeting of stockholders. As of September 30, 2011, Mr. DeShaw was not vested in a 50,000 share compensation award approved by the stockholders to be vested over three years.

(2)	Mr. Morgan was elected to the board on September 15, 2011 for a term which will expire in 2014.

(3)	Mr. Bohn was elected to the board on September 28, 2011 for a term which will expire in 2012.

CORPORATE GOVERNANCE

Selection of Director Nominees

The Board does not currently have a standing Nominating Committee or a charter regarding the nominating process. The vote of a majority of the independent directors is required to approve a nominee for recommendation to the Board.  In selecting candidates for appointment or re-election to the Board, the independent directors consider the appropriate balance of experience, skills and characteristics required of the Board, and seeks to insure that at least a majority of the directors are independent.  Nominees for director are selected on the basis of their depth and breadth of experience, understanding of our business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominations.  Stockholders who wish to recommend nominees for consideration by our independent directors must submit their nominations in writing to our Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual for the committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual.  The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. The independent directors may consider such stockholder recommendations when it evaluates and recommends nominees to the Board for submission to the stockholders at each annual meeting.  Stockholder nominations made in accordance with these procedures and requirements must be addressed to our Corporate Secretary, at 5929 Baker Road, Suite 400, Minnetonka, MN 55345.

In addition, stockholders may nominate directors for election without consideration by the Board. Any stockholder of record may nominate an individual by following the procedures and deadlines and by complying with the eligibility, advance notice and other provisions, all as set forth in our bylaws.  See “Stockholder Information for Future Annual Meetings” set forth below.  Under our bylaws, a stockholder is eligible to submit a stockholder proposal if the stockholder is of record and entitled to vote at the annual meeting. The stockholder also must provide timely notice of the proposal to us. To be timely, the stockholder must provide advance notice not less than 120 calendar days before the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting.

The Board did not receive any recommended nominee from any stockholder or group of stockholders that beneficially owned more than 5% of our common stock for at least one year as of the date of the recommendation.

Board’s Role in Risk Oversight

Our management is principally responsible for defining, identifying and assessing the various risks facing our Company, formulating risk management policies and procedures and managing our risk exposures on a day-to-day basis. Management provides the Board an annual risk assessment with quarterly updates. The Board’s responsibility is to oversee our risk management processes by understanding and evaluating management’s identification, assessment and management of our critical risks.

The Board as a whole has responsibility for this risk oversight. Areas of focus include strategic, operational, liquidity, market, financial, reporting, succession, compensation, compliance and other risks.

Stockholder Communications with the Board

A stockholder who wishes to communicate with our Board, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement.  Such communication will be directed to the intended director, group of directors or the entire Board, as the case may be.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer), and employees, known as the Code of Ethics and Standards of Conduct. The Code of Ethics and Standards of Conduct is available on our website. In the event that we amend or waive any of the provisions of the Code of Ethics and Standards of Conduct applicable to our principal executive officer, principal financial officer, or principal accounting officer, we intend to disclose the same on our website at www.cyclecountry.com.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

From time to time, we have engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

The Company reimburses Mr. Davis for his vehicle and health insurance benefits through Bene Merenti LLC, a family holding company.  There are no other related party transactions.

Review and Approval of Related Person Transactions

We review relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person are disclosed in our proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related party transaction, the Committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to us;

•	any other matters the Committee deems appropriate.

Our executive officers are responsible for applying this policy to related parties. No specific procedures are in place, however, that govern the treatment of transactions among us and our related entities, although we and such entities may implement specific procedures as appropriate for particular transactions. With respect to transactions between or involving us and one or more of our related parties, if the transaction, in our opinion, is no less favorable to us than could be obtained from unrelated parties, or the transaction, in the absence of stockholder ratification or approval by our independent directors, is fair to all companies involved, in many instances, are in our best interests. In certain instances, our executive officers may seek the approval or ratification of such transactions by our independent directors, but there is no quantified threshold for seeking this approval.

EXECUTIVE COMPENSATION

Compensation Committee Report

Our independent directors are, among other things, responsible for:

•	making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation;

•
reviewing and approving corporate goals and objectives relevant to the chief executive officer’s compensation, and determining and approving the chief executive officer’s compensation level based on the Board’s performance evaluation of the chief executive officer;

•	determining and approving the compensation of the other executive officers;

•	reviewing, recommending, and discussing with management the compensation discussion and analysis section included in our annual proxy statement; and
•	evaluating its performance on an annual basis.

Our independent directors seek input from the CEO and CFO on compensation decisions and performance appraisals for all other officers.  However, all executive officer compensation matters are approved by our independent directors.  During fiscal 2011, the independent directors were Messrs. Bohn, DeShaw and Morgan.

Our independent directors are given the opportunity to meet in executive session at each meeting of the Board. When possible, our independent directors preview and discuss significant compensation decisions at one meeting before giving formal approval at a subsequent meeting.

Compensation Policies and Practices as They Relate to Risk Management.

We believe that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us.  In reaching this conclusion, we considered the following:

•
We do not grant equity awards to our employees generally or other persons who provide services to us, which mitigates taking excessive or inappropriate risk for short-term gain that might be rewarded by equity compensation;

•
Certain of our employees, including our executive officers, are eligible to receive incentive bonus payments determined on a discretionary basis that do not guarantee an employee a particular level of bonus based on the achievement of a specified performance or financial target, which also mitigates taking excessive or inappropriate risk to meet specific bonus formulas, but is intended to incentivize performance of the eligible employees;

•
Our experience is that our employees are appropriately motivated by our compensation policies and practices to achieve profits and other business objectives in compliance with our oversight of material short and long-term risks;

•
The equity compensation awards to our executive officers aligns the interests of the executive officers with the interest of our stockholders and the vesting of such awards over time is intended to encourage long term growth and mitigate the taking of short term risk; and

•	Compensation of the executive officers is approved by the independent directors , who, as members of the Board also have responsibility for risk oversight for our company.

Enhancing the effectiveness of our compensation structure, including an evaluation of foreseeable negative consequences, is considered in the establishment of our compensation structure and is reevaluated by management and the Board from time to time.

Summary Compensation Table

The following table sets forth the total compensation paid during the periods indicated to (1) each person who served as the principal executive officer of our company during fiscal year 2011, (2) our most highly compensated executive officer as of September 30, 2011 with compensation during fiscal year 2011 of $100,000 or more; and (3) up to two additional individuals, if any, who would have otherwise been included under clause (2) above but for the fact that they were not serving as an executive officer as of September 30, 2011 (the “named executive officers”).

Name and Principal Position	Fiscal Year	Salary	Bonus		Other Annual Comp	Restricted Stock Awards		Securities Underlying Options	LTIP Payouts	All Other Comp
Robert Davis, CEO and CFO (1)	2011 2010	250, 000 59,615	135,000	(2)		223,290 50,291	(5) (3)			25,032 121,346	(6) (4)
	2009	—	—		—	—		—	—	116,876	(4)

(1)
Mr. Davis served as Interim Chief Financial Officer as a consultant, and was paid through his company, Bene Merenti, LLC, from January 1, 2009 until July 1, 2010 at which time he was named the Company’s Chief Operating Officer and Chief Financial Officer. As of December 31, 2010, Mr. Davis was also named Chief Executive Officer.

(2)	Includes $60,000 signing bonus and $75,000 performance bonus earned in 2009 and paid in fiscal year 2010.
(3)	Shares accrued in 2010 as part of an Employment Agreement effective July 1, 2010 and not yet vested
(4)	Amounts paid to Mr. Davis’ consulting firm, Bene Merenti LLC for his services as Interim Chief Financial Officer.

(5)  Includes 402,324 shares issued during fiscal year 2010 but not vested until October 1, 2010, as well as 201,162 shares issued in fiscal year 2010 but not vested until July 1, 2011.  As of September 30, 2011, 402,323 of the initial 1,005,809 shares remain.

(6)	Includes $12,000 in value from reimbursement of vehicle expense and $13,032 for reimbursement of health insurance benefits.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of September 30, 2011.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Robert Davis (1)	––	––	––	––	––	1,005,809	$352,033	––	––

(1)	402,324 shares were vested effective October 1, 2010, and 603,485 shares were vested effective July 1, 2011

Employment Agreements

We entered into an employment agreement with Robert Davis, our Chief Operating and Chief Financial Officer, effective July 1, 2010 for an initial term of three years. The agreement calls for Mr. Davis to receive an annual income of $250,000 per year, a $60,000 signing bonus, and a conditional grant of restricted stock equal to 12.5% of the fully diluted shares outstanding. The agreement also provides for Mr. Davis to receive standard benefits such as health insurance coverage, vehicle expenses, 401(k) retirement savings plan, sick and vacation time, and cafeteria plan.

INDEPENDENT AUDITORS

Audit and Non-Audit Fees

The following table sets forth the fees billed to us for the fiscal years ended September 30, 2010 and 2011 by Boulay, Heutmaker, Zibell & Co. P.L.L.P.

	Fiscal 2010	Fiscal 2011
Audit Fees	$210,472	$171,800
Audit-Related Fees	42,630	32,000
Tax Fees	22,742	21,200
All Other Fees	93,695	-
Total Fees	$369,539	$225,000

Audit Fees —Includes audit of our annual financial statements, review of our quarterly reports on Form10-Q, and consents and assistance with and review of registration statements filed with the SEC.

Audit-Related Fees —Includes accounting consultations related to GAAP and the application of GAAP and includes time and research provided to us including work related to the misappropriations of funds discussed in our Annual Report.

Tax Fees —Includes tax compliance and consulting.

All Other Fees — Includes time and research related services provided to us including work related to the misappropriations of funds discussed in our Annual Report.

The Audit Committee of our company pre-approved all fees discussed above.

Audit Committee Pre-Approval Policy

To ensure the independence of our independent auditor and to comply with applicable securities laws, listing standards, and the Audit Committee charter, a Audit Committee is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by our independent auditors. For that purpose, the Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related, and non-audit services to be performed by our independent auditor (the “Policy”).

The Policy provides that our independent auditor may not perform any audit, audit-related, or non-audit service for us, subject to those exceptions that may be permitted by applicable law, unless: (1) the service has been pre-approved by the Audit Committee, or (2) we engaged the independent auditor to perform the service pursuant to the pre-approval provisions of the Policy.  In addition, the Policy prohibits the Audit Committee from pre-approving certain non-audit services that are prohibited from being performed by our independent auditor by applicable securities laws. The Policy also provides that the Chief Financial Officer will periodically update the Audit Committee as to services provided by the independent auditor. With respect to each such service, the independent auditor provides detailed back-up documentation to the Audit Committee and the Chief Financial Officer.

Audit Committee Report

The responsibilities of the Audit Committee are provided in its Charter, which has been approved by our Board. The Audit Committee Charter was most recently revised and approved by the Board on December 18, 2002.

In fulfilling its oversight responsibilities with respect to the September 30, 2011 financial statements, the Audit Committee, among other things, has:

•
reviewed and discussed with management our audited financial statements as of and for the fiscal year ended September 30, 2011, including a discussion of the quality and acceptability of our financial reporting and internal controls;

•
discussed with our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No.61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

•
discussed with our independent registered public accounting firm its independence from management and us, received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by Independence Standard No.1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with our independent registered public accounting firm’s independence; and

•	discussed with our independent registered public accounting firm the overall scope and plans for its audit.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Respectfully submitted,

Lance Morgan, Chairman of the Audit Committee

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue delivering multiple copies.  We will deliver promptly upon request a separate copy of this proxy statement or annual report, as applicable, to any stockholder at your address.  If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (952) 215-3100 or send a written request to Cycle Country Accessories Corp., 5929 Baker Road, Suite 400, Minnetonka, MN 55345, Attention: Corporate Secretary.  Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

ANNUAL AND QUARTERLY REPORTS

A copy of our Annual Report for the fiscal year ended September 30, 2011 is included with this Proxy Statement.  Copies of our Annual Report (including Exhibits) are also available free of charge in print to investors who request them in writing from our Secretary (at the address on the cover page). Filings which we make with the SEC also contain additional information and may be obtained on the SEC’s website at www.sec.gov.  Additional information concerning our company is available on our website at http://www.cyclecountry.com.

STOCKHOLDER INFORMATION
FOR FUTURE ANNUAL MEETINGS

Stockholder proposals intended to be presented at the 2013 Annual Meeting of Stockholders must be received by us not later than January 30, 2013, for inclusion in our proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Stockholder proposals and nominations for directors made outside of Rule14a-8 under the Securities Exchange Act may be considered at the 2012 Annual Meeting of Stockholders only if timely notice is given to us by April 22, 2013.  Such notice must include a description of the proposed business and the reasons therefore.  The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for action in accordance with applicable law.  These requirements are separate from the procedural requirements a stockholder must meet to have a proposal included in our proxy statement.

By Order of the Board,

ATC VENTURE GROUP, INC.

Date: September 5, 2012	By:	/s/ Robert Davis
Robert Davis,
Chief Executive Officer

PROXY

CYCLE COUNTRY ACCESSORIES CORP.
ANNUAL MEETING OF STOCKHOLDERS
September 27, 2012

The undersigned hereby appoints Robert Davis, with full power of substitution, or if Mr. Davis is unable or declines to exercise such rights hereunder, the undersigned appoints James C. Creigh, attorney for the Company, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock of ATC Venture Group, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Company’s offices at 5929 Baker Road, Suite 400, Minnetonka, MN 55345, beginning at 8:00 a.m. local time, Thursday, September 27, 2012, and at any adjournment or postponement thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:

1.
ELECTION OF DIRECTORS:

☐ FOR the nominees (or such other persons designated by the Board of Directors to replace any unavailable nominees)
☐ WITHHOLD AUTHORITY to all nominees.
☐ WITHHOLD AUTHORITY to vote for _____________________.

2.	OTHER MATTERS In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH PERSON NOMINATED BY THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Number of shares of Common Stock owned	DATE	September 5, 2012
on September 4, 2012 and voted hereunder:

Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.